UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ANAPLAN, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ANAPLAN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.0001 par value	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Anaplan, Inc., a Delaware corporation (the “Company” or “Anaplan”) previously granted each of Frank Calderoni, Vikas Mehta, and Linda Lee (each, an “Executive” and together, the “Executives”) an award of restricted stock units (“RSUs”) on April 8, 2022 under the Company’s 2018 Equity Incentive Plan and pursuant to the Company’s Global Notice of Restricted Stock Unit Award (the “Grant Notice”) and Global Restricted Stock Unit Agreement entered into by and between the Company and each Executive (collectively, the “April 2022 RSU Agreements”), as part of the Company’s most recent merit-based equity award cycle.

As described in Anaplan’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”), as amended and supplemented, the Executives voluntarily agreed to effect the forfeiture of the RSUs granted pursuant to the April 2022 RSU Agreements (the “Specified RSUs”) as part of a good faith effort to address certain concerns raised by Thoma Bravo regarding Anaplan’s interim equity award grants during the pendency of the anticipated merger of Alpine Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Alpine Parent, LLC, a Delaware limited liability company (“Parent”), with and into the Company (the “Merger”).

In connection with the forfeiture of the Specified RSUs, the Company entered into a Restricted Stock Unit Forfeiture Agreement with each of Frank Calderoni, Anaplan’s Chief Executive Officer, on June 9, 2022, Vikas Mehta, Anaplan’s Chief Financial Officer, on June 9, 2022, and Linda Lee, Anaplan’s Chief Culture Officer, on June 9, 2022 (each, a “Forfeiture Agreement” and together, the “Forfeiture Agreements”).

The Forfeiture Agreements amount to a voluntary forfeiture of $15.5 million of Specified RSUs, and the Executives agreed to their effect contingent upon the closing of the Merger.

The Specified RSUs to be forfeited are as follows:

Specified RSUs
Frank Calderoni (Chief Executive Officer)	143,940
Vikas Mehta (Chief Financial Officer)	68,182
Linda Lee (Chief Culture Officer)	22,728

The description of the Forfeiture Agreements is qualified in its entirety by reference to each such Forfeiture Agreement, which are attached as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Restricted Stock Unit Forfeiture Agreement, between Anaplan Inc. and Frank Calderoni, signed on June 9, 2022.

10.2	Restricted Stock Unit Forfeiture Agreement, between Anaplan Inc. and Vikas Mehta, signed on June 9, 2022.

10.3	Restricted Stock Unit Forfeiture Agreement, between Anaplan Inc. and Linda Lee, signed on June 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the definitive proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement and may be set forth in other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the closing of the Merger. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAPLAN, INC.

DATE: June 15, 2022	By:	/s/ Gary Spiegel
	Name:	Gary Spiegel
	Title:	General Counsel and Senior Vice President

Exhibit 10.1

RESTRICTED STOCK UNIT FORFEITURE AGREEMENT

THIS RESTRICTED STOCK UNIT FORFEITURE AGREEMENT (the “Agreement”) is entered into as of June 9, 2022 by and between Anaplan, Inc., a Delaware corporation (the “Company”), and Frank Calderoni (the “Executive”).

RECITALS

WHEREAS, the Company previously granted an award of 143,940 restricted stock units (the “RSUs”) representing Company common stock (the “Common Stock”) under its 2018 Equity Incentive Plan and pursuant to that certain Global Notice of Restricted Stock Unit Award (the “Grant Notice”) and Global Restricted Stock Unit Agreement, entered into by and between the Company and the Executive, dated as of April 8, 2022 (collectively, the “April 2022 RSU Agreement”); and

WHEREAS, contingent upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger among Alpine Parent, LLC, Alpine Merger Sub, Inc. and Anaplan, Inc. dated as of March 20, 2022 (the “Merger Agreement” and the transactions contemplated thereby, the “Thoma Bravo Merger”), the Executive agrees to forfeit all 143,940 RSUs granted pursuant to the April 2022 RSU Agreement (the “Specified RSUs”) to the Company, on the terms and subject to the conditions set forth in this Agreement (the “Forfeiture”).

NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained, the parties agree as follows:

SECTION 1. FORFEITURE OF SPECIFIED RSUS

1.1 Forfeiture. The Executive agrees to forfeit, assign and transfer to the Company all of Executive’s right, title and interest in and to the Specified RSUs effective as of the date hereof and contingent upon the consummation of the transactions contemplated by the Merger Agreement.

1.2 Termination of Rights as the Executive. The Executive shall no longer have any rights as a holder of the Specified RSUs, including any rights that the Executive may have had under the April 2022 RSU Agreement, or otherwise. The Executive hereby irrevocably releases and waives, acquits and forever discharges any right, entitlement or interest to or in the Specified RSUs, and any and all claims, liabilities or causes of action of any kind or nature whatsoever, arising out of or in any way related to the Specified RSUs.

1.3 Tax Matters. Prior to entering into this Agreement, the Executive has had an opportunity to review with the Executive’s tax advisers the federal, state, local and foreign tax consequences of the Forfeiture. The Executive is relying solely on such advisers and not on any statements or representations of the Company or any of its agents.

SECTION 2. MISCELLANEOUS

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice-of-law provisions thereof.

2.3 Further Action. Each party hereto agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

2.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the day and year first above written.

ANAPLAN, INC.

By:	/s/ Gary Spiegel
Name: Gary Spiegel
Title: SVP, General Counsel

EXECUTIVE:

By:	/s/ Frank Calderoni
Name: Frank Calderoni
Title: Chief Executive Officer

Exhibit 10.2

RESTRICTED STOCK UNIT FORFEITURE AGREEMENT

THIS RESTRICTED STOCK UNIT FORFEITURE AGREEMENT (the “Agreement”) is entered into as of June 9, 2022 by and between Anaplan, Inc., a Delaware corporation (the “Company”), and Vikas Mehta (the “Executive”).

RECITALS

WHEREAS, the Company previously granted an award of 68,182 restricted stock units (the “RSUs”) representing Company common stock (the “Common Stock”) under its 2018 Equity Incentive Plan and pursuant to that certain Global Notice of Restricted Stock Unit Award (the “Grant Notice”) and Global Restricted Stock Unit Agreement, entered into by and between the Company and the Executive, dated as of April 8, 2022 (collectively, the “April 2022 RSU Agreement”); and

WHEREAS, contingent upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger among Alpine Parent, LLC, Alpine Merger Sub, Inc. and Anaplan, Inc. dated as of March 20, 2022 (the “Merger Agreement” and the transactions contemplated thereby, the “Thoma Bravo Merger”), the Executive agrees to forfeit all 68,182 RSUs granted pursuant to the April 2022 RSU Agreement (the “Specified RSUs”) to the Company, on the terms and subject to the conditions set forth in this Agreement (the “Forfeiture”).

NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained, the parties agree as follows:

SECTION 1. FORFEITURE OF SPECIFIED RSUS

1.1 Forfeiture. The Executive agrees to forfeit, assign and transfer to the Company all of Executive’s right, title and interest in and to the Specified RSUs effective as of the date hereof and contingent upon the consummation of the transactions contemplated by the Merger Agreement.

1.2 Termination of Rights as the Executive. The Executive shall no longer have any rights as a holder of the Specified RSUs, including any rights that the Executive may have had under the April 2022 RSU Agreement, or otherwise. The Executive hereby irrevocably releases and waives, acquits and forever discharges any right, entitlement or interest to or in the Specified RSUs, and any and all claims, liabilities or causes of action of any kind or nature whatsoever, arising out of or in any way related to the Specified RSUs.

1.3 Tax Matters. Prior to entering into this Agreement, the Executive has had an opportunity to review with the Executive’s tax advisers the federal, state, local and foreign tax consequences of the Forfeiture. The Executive is relying solely on such advisers and not on any statements or representations of the Company or any of its agents.

SECTION 2. MISCELLANEOUS

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice-of-law provisions thereof.

2.3 Further Action. Each party hereto agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

2.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the day and year first above written.

ANAPLAN, INC.

By:	/s/ Gary Spiegel
Name:	Gary Spiegel
Title:	SVP, General Counsel

EXECUTIVE:

By:	/s/ Vikas Mehta
Name:	Vikas Mehta
Title:	Chief Financial Officer

Exhibit 10.3

RESTRICTED STOCK UNIT FORFEITURE AGREEMENT

THIS RESTRICTED STOCK UNIT FORFEITURE AGREEMENT (the “Agreement”) is entered into as of June 9, 2022 by and between Anaplan, Inc., a Delaware corporation (the “Company”), and Linda Lee (the “Executive”).

RECITALS

WHEREAS, the Company previously granted an award of 22,728 restricted stock units (the “RSUs”) representing Company common stock (the “Common Stock”) under its 2018 Equity Incentive Plan and pursuant to that certain Global Notice of Restricted Stock Unit Award (the “Grant Notice”) and Global Restricted Stock Unit Agreement, entered into by and between the Company and the Executive, dated as of April 8, 2022 (collectively, the “April 2022 RSU Agreement”); and

WHEREAS, contingent upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger among Alpine Parent, LLC, Alpine Merger Sub, Inc. and Anaplan, Inc. dated as of March 20, 2022 (the “Merger Agreement” and the transactions contemplated thereby, the “Thoma Bravo Merger”), the Executive agrees to forfeit all 22,728 RSUs granted pursuant to the April 2022 RSU Agreement (the “Specified RSUs”) to the Company, on the terms and subject to the conditions set forth in this Agreement (the “Forfeiture”).

NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained, the parties agree as follows:

SECTION 1. FORFEITURE OF SPECIFIED RSUS

1.1 Forfeiture. The Executive agrees to forfeit, assign and transfer to the Company all of Executive’s right, title and interest in and to the Specified RSUs effective as of the date hereof and contingent upon the consummation of the transactions contemplated by the Merger Agreement.

1.2 Termination of Rights as the Executive. The Executive shall no longer have any rights as a holder of the Specified RSUs, including any rights that the Executive may have had under the April 2022 RSU Agreement, or otherwise. The Executive hereby irrevocably releases and waives, acquits and forever discharges any right, entitlement or interest to or in the Specified RSUs, and any and all claims, liabilities or causes of action of any kind or nature whatsoever, arising out of or in any way related to the Specified RSUs.

1.3 Tax Matters. Prior to entering into this Agreement, the Executive has had an opportunity to review with the Executive’s tax advisers the federal, state, local and foreign tax consequences of the Forfeiture. The Executive is relying solely on such advisers and not on any statements or representations of the Company or any of its agents.

SECTION 2. MISCELLANEOUS

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice-of-law provisions thereof.

2.3 Further Action. Each party hereto agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

2.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the day and year first above written.

ANAPLAN, INC.

By:	/s/ Gary Spiegel
Name: Gary Spiegel
Title: SVP, General Counsel

EXECUTIVE:

By:	/s/ Linda Lee
Name: Linda Lee
Title: Chief Culture Officer